================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 10, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                       001-32202                88-0408274
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

    6370 Nancy Ridge Drive, Suite 112
          San Diego, California                                  92121
----------------------------------------                       ----------
(Address of Principal Executive Offices)                        Zip Code

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS MADE HEREIN REGARDING OUR EXPECTED RESULTS OF OPERATIONS ARE SUBJECT TO THE SAFE HARBOR. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT INFORMATION AND EXPECTATIONS, AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH STATEMENTS DUE TO VARIOUS FACTORS, INCLUDING BUT NOT LIMITED TO, THE COMPLETION OF OUR WORK ON THE FORM 10-QSB AND THE REVIEW THEREOF BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL FUNDS IN ORDER TO FUND ITS NEW STRATEGY AND CONTINUE AS A GOING CONCERN, THE RISKS AND UNCERTAINTIES INHERENT IN MEDICAL TREATMENT DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH MICROISLET'S EARLY STAGE XENOTRANSPLANTATION TECHNOLOGIES, THE RISKS AND UNCERTAINTIES OF GOVERNMENTAL APPROVALS AND REGULATION, INCLUDING FOREIGN GOVERNMENT APPROVALS FOR CLINICAL TRIALS OUTSIDE THE UNITED STATES, DEPENDENCE ON THE MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH AS A SOLE SOURCE SUPPLIER OF ANIMAL PARTS FOR PRE-CLINICAL AND CLINICAL STUDIES, MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL CAPITAL TO PROCEED THROUGH HUMAN CLINICAL TRIALS AND BRING ANY PRODUCT TO MARKET, THE RISKS THAT MICROISLET'S COMPETITORS WILL DEVELOP OR MARKET TECHNOLOGIES OR PRODUCTS THAT ARE MORE EFFECTIVE OR COMMERCIALLY ATTRACTIVE THAN MICROISLET'S PRODUCTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN MICROISLET'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. MICROISLET DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 15, 2007, John J. Hagenbuch, our Chairman, lent us $1 million under the terms of an Unsecured Promissory Note. All outstanding principal, and simple interest at the prime rate as published in the Wall Street Journal from time to time, is due January 12, 2008. We may prepay the note at any time without penalty. The terms of the note restrict us from incurring senior indebtedness or pledging our intellectual property.

         We also issued a 10-year warrant to Mr. Hagenbuch allowing purchase for cash of up to 250,000 shares of stock at an exercise price of $0.75 per share.

         We relied on the exemption from registration contained in Section 4(2) of the Securities Act, and Regulation D, Rule 506 thereunder, for the issuance of the note and the warrant. An appropriate legend has been placed on the note and the warrant, and appropriate legends will be placed on all securities purchased under the warrant.

         A copy of the Unsecured Promissory Note and the Warrant Agreement, each as executed in connection with the financing described above, are filed as
Exhibit 99.1 and Exhibit 99.2, and incorporated herein by reference. The foregoing descriptions of the terms of these agreements are qualified in their entirety by reference to such exhibits.

         In addition, on May 10, 2007, our Board of Directors agreed to amend the warrant issued to John J. Hagenbuch, our Chairman, on January 12, 2007, to remove the condition to exercisability based on American Stock Exchange approval, which approval is no longer necessary. Such warrant is now fully exercisable. A copy of the amendment to the warrant is attached hereto as
Exhibit 99.3.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 16, 2007, we filed a Form 12b-25 (Notification of Late Filing) with respect to our Form 10-QSB for the quarter ended March 31, 2007, which includes estimated results of operations for the that quarter. A copy of the Form 12b-25 is attached hereto as Exhibit 99.5.

IN ACCORDANCE WITH GENERAL INSTRUCTION B.2 OF FORM 8-K, THE INFORMATION IN THIS
ITEM 2.02, INCLUDING EXHIBIT 99.1, SHALL NOT BE DEEMED 'FILED' FOR PURPOSES OF
SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE IN ANY FILING UNDER THE SECURITIES ACT OF 1933, OR THE EXCHANGE ACT, EXCEPT AS EXPRESSLY SET FORTH BY SPECIFIC REFERENCE IN SUCH A FILING.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         The disclosure required by this item is included in Item 8.01 and is incorporated herein by this reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


         As a result of the company's restructuring, referred to below, our President and Chief Executive Officer, James R. Gavin III, M.D., Ph.D., has volunteered to reduce his annual compensation from $600,000 to $400,000. His employment agreement was amended effective May 16, 2007 to reflect the change.

ITEM 8.01  OTHER EVENTS.

         As announced by us in our press release dated May 10, 2007, our Board of Directors determined that we will change our strategy to initiate xenograft clinical trials in locations outside of the United States. This change in strategy is intended to shorten the time lines involved and reduce the costs associated with developing and marketing our proprietary and patented islet cell transplantation technologies.

         In adopting this new strategy, we will undertake a company restructuring that will allow us to reduce our operating expenses and shrink our present workforce from 22 to 15 employees. Total severance cost that will be incurred in connection with the restructuring is estimated at approximately $80,000.

         A copy of the press release is filed as Exhibit 99.4 and incorporated herein by this reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT NUMBER                 DESCRIPTION
        --------------                 -----------

              99.1            Unsecured Promissory Note

              99.2            Warrant Agreement

              99.3            Amendment to Warrant Agreement

              99.4            Press release dated May 10, 2007.

              99.5            Form 12b-25 filed on May 16, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 16, 2007                       MICROISLET, INC.


                                            By:  /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer